UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of principal executive offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(name and address of agent for service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - Capital InternationalSM]

Emerging Markets Growth FundSM

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

[cover: global map]

Annual report for the year ended June 30, 2007

Dear shareholders:

A powerful rally in emerging markets equities extended into its fourth year as vibrant economies, solid earnings, firm commodity prices and brisk mergers-and-acquisitions activity offset concerns over rising short-term interest rates and inflationary pressures. For the 12-month period ended June 30, 2007, the net asset value of Emerging Markets Growth Fund rose 52% with distributions reinvested. The MSCI Emerging Markets Index gained 45% with net dividends reinvested over the same period.

The market’s advance was not without interruptions, with sharp retreats in January when energy stocks slid and in February and March when sell-offs in China’s domestic stock market spilled over into global markets. Nevertheless, stocks recovered swiftly and advanced further, supported by solid earnings growth. Most emerging markets currencies strengthened against the U.S. dollar.

Market review

China both led and dominated the emerging markets. The MSCI China Index rose 80%, the third-best gain after Peru and the Philippines. China’s ability to maintain double-digit GDP growth without creating severe economic imbalances appeared to impress investors and rejuvenate commodities markets, given the country’s role as one of the largest consumers of raw materials and metals.

Industrials led the emerging markets, rising 80%. The telecommunication services and utilities sectors also rose more than 60% each, followed by strong gains in materials and financials. Energy and information technology stocks lagged, with each sector advancing only about 20%.

Infrastructure-related industrial companies, including power generation and equipment providers, as well as construction and engineering companies, performed particularly well. With China scheduled to host the 2008 Summer Olympic Games, South Africa the 2010 World Cup of soccer and India the 2010 Commonwealth Games, governments continued to step up infrastructure development. In many countries, the business sector has also pressed for better roads, airports, ports and adequate power supply. Improved finances have allowed many governments to increase their spending on infrastructure needs. Moreover, a building boom has been underway in Persian Gulf countries, translating into strong business and profit growth for construction companies with long-standing business relationships in the region. Shares of construction companies Orascom Construction of Egypt, Murray & Roberts of South Africa and Samsung Engineering of South Korea more than doubled during the reporting period.

[Begin Sidebar]
EMGF total returns vs. MSCI Emerging Markets Index
for periods ended 6/30/07 (with distributions reinvested)

MSCI
	Emerging		Emerging
	Markets		Markets
	Growth Fund	Annualized	Index*	Annualized

12 months	+52.1%	—%	+45.0%	—%
3 years	+181.7	+41.2	+163.9	+38.2
5 years	+286.0	+31.0	+274.9	+30.3
10 years	+182.5	+10.9	+140.9	+9.2
Lifetime	+4,181.6	+19.5	—†	—†
(since 5/30/86)

*Returns shown for the MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.

†The MSCI Emerging Markets Index did not start until December 31, 1987.
[End Sidebar]

[Begin Sidebar]
Percent changes for markets and stock prices are in U.S. dollars and are for the 12-month period ended June 30, 2007, unless otherwise noted.

Figures shown are past results and are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, please call 800/421-0180, ext. 96245. Investing outside the United States, especially in developing markets, is subject to additional risks, such as currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus.
[End Sidebar]

Telecommunication services companies benefited from consolidation, increasing market penetration and rising profits for many cellular services providers. In some ways, the wireless telecommunications area in the emerging markets resembles the type of heady growth that developed markets in the U.S. and Europe witnessed more than a decade ago. Mexico-based América Móvil and China Mobile were the largest contributors to the sector’s gains. América Móvil shares rose 82% during the period, supported by stellar profit growth and expanding market share in several Latin American countries. Vodafone paid $11 billion for a 67% stake in Hutchison Essar, India’s fourth-largest mobile operator. Malaysia’s largest wireless service provider, Maxis Communications, was bought by a private investor.

Materials stocks reported strong gains as demand for raw materials such as iron ore and for base metals remained strong despite firm prices. Mergers-and-acquisitions activity throughout the period highlighted the global scramble for natural resources and construction materials. Brazil’s Vale do Rio Doce acquired Canadian nickel miner Inco and Australian coal producer AMCI Holdings. Indian company Tata Steel acquired British steelmaker Corus, and Mexico’s Cemex bought Australian cement maker Rinker. Russian steel giant Magnitogorsk Iron & Steel Works completed a successful $1 billion initial public offering and benefited from a substantial rise in demand for steel within Russia.

The energy sector trailed, dragged down by a 5% decline in Russian oil stocks as rising production costs and heightened political risk appeared to outweigh the benefits of high crude oil prices. Prices fell during the first half of the period, declining sharply in September and January, but then rose steadily in the second half of the period amid concerns over limited supply and continuing unrest in the Middle East. While shares of large oil producers were lackluster, those of China’s coal producers rose amid rising domestic demand for traditional fuel sources.

Shares of semiconductor companies failed to make much headway, held back by declining prices for memory chips. Additionally, slim profit margins on flat panel televisions and other consumer products weighed on industry heavyweight Samsung Electronics whose shares fell 3%. On the other hand, Hon Hai Precision was among the market leaders — its shares rose 69% — as it consolidated its position as the leading electronics contract manufacturer for a host of companies including Dell Computers, Nokia and Apple.

[Begin Sidebar]
10 largest equity holdings

	Percent of net assets as of 6/30/07	Percent of price change for the 12 months ended 6/30/07*

América Móvil	3.3%	82.2%
Hon Hai Precision	2.4	68.6
Samsung Electronics	2.3	–2.6
Taiwan Semiconductor	2.0	19.9
Petróleo Brasileiro SA – Petrobras	1.9	34.3
Kookmin Bank	1.9	6.3
China Shenhua Energy	1.6	89.0
Cía. de Bebidas das Américas – AmBev	1.6	75.5
Orascom Construction	1.5	113.9
Anhui Conch Cement	1.4	333.6
Total	19.9%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

India’s technology services providers maintained high growth rates, but the 13% appreciation of the rupee against the U.S. dollar cast doubt on the sustainability of profit margins.

Among the major markets, China remained in the spotlight with a phenomenal rise in the Shanghai Composite Index that was also marked by heightened volatility. China’s gross domestic product grew 10.7% in 2006, the fastest pace since 1995. Chinese authorities made significant attempts to cool speculative excesses in stocks and real estate that met with only limited success. Speculation over a rise in the capital gains tax triggered a 9% one-day decline in the Shanghai Composite Index in February that rattled global markets, and stocks fell again in May when the government took action by tripling a share transactions tax. Nevertheless, the domestic stock market recovered swiftly, and the Shanghai Composite Index gained 128% for the 12-month period. China’s central bank raised the key reference rate of one-year working capital by almost 100 basis points from 5.58% in April 2006 — when it began a monetary tightening cycle — to 6.57% by the end of the fiscal period. Monetary authorities widened the renminbi’s daily trading range from 0.3% to 0.5% in a move broadly viewed as a token concession. The government continued to reduce its investments in the private sector, utilizing receptive stock markets to shed its ownership in several companies. A $21.9 billion offering from Industrial & Commercial Bank of China listed in both Hong Kong and Shanghai in October was the largest-ever stock sale in global capital markets.

[Begin Sidebar]
Where the fund’s assets were invested

						Value of
	Percent of net assets				MSCI EM	holdings
					Index[1]	6/30/07
	6/30/05	6/30/06	12/31/06	6/30/07	6/30/07	(in thousands)

Asia-Pacific
China	3.6%	7.3%	9.6%	10.3%	12.7%	$1,579,946
Hong Kong	1.1	1.6	1.5	1.1	—	167,736
India	10.3	5.5	6.5	5.5	6.4	845,931
Indonesia	2.5	4.0	3.4	2.2	1.6	334,375
Malaysia	5.0	3.2	3.9	4.4	2.7	680,616
Philippines	.5	.3	.8	1.0	.6	159,074
Singapore	.1	—	.2	.9	—	135,615
South Korea	18.0	16.5	11.0	10.3	15.6	1,587,691
Taiwan	12.5	11.1	11.9	11.2	12.5	1,730,209
Thailand	1.1	2.5	1.5	1.3	1.4	194,636
Vietnam	.1	.2	.4	.3	—	40,482
	54.8	52.2	50.7	48.5	53.5	7,456,311

Latin America
Argentina	1.4	.4	.4	.3	.7	46,945
Brazil	12.3	9.3	9.6	12.6	11.2	1,937,768
Chile	.8	.3	.5	.5	1.6	71,610
Colombia	.6	.4	.3	.4	.3	57,143
Dominican Republic	—	—	—	—	—	752
Mexico	6.8	6.6	7.7	6.1	6.0	944,423
Peru	.2	.1	.1	—	.6	—
Venezuela	.2	—	—	—	—	1,322
	22.3	17.1	18.6	19.9	20.4	3,059,963

Eastern Europe and Middle East
Croatia	.1	.1	—	—	—	—
Czech Republic	.3	—	.1	—	.8	—
Hungary	.5	.1	.4	—	1.1	7,558
Israel	2.8	2.9	2.5	2.1	2.3	315,382
Kazakhstan	—	.1	.2	.5	—	76,368
Oman	—	.1	.1	.3	—	46,409
Pakistan	—	—	—	.1	.2	19,129
Poland	.4	—	.4	.2	1.9	24,269
Russia	1.7	5.6	5.3	6.4	9.5	979,352
Sri Lanka	—	—	.1	.2	—	31,576
Turkey	2.4	2.6	3.4	2.8	1.6	440,064
United Arab Emirates	—	.1	.1	.1	—	10,358
	8.2	11.6	12.6	12.7	17.4	1,950,465

Africa
Egypt	1.2	1.9	2.0	2.7	.8	420,923
Morocco	.1	.1	.1	.1	.3	17,295
South Africa	7.2	9.5	8.7	7.9	7.5	1,217,905
	8.5	11.5	10.8	10.7	8.6	1,656,123

Other markets[2]
Canada	.8	.5	.4	.5		78,512
Germany	—	—	—	.2		34,899
Luxembourg	—	.2	—	—		—
Netherlands	—	.1	.2	—		3,331
Sweden	.1	.1	.1	.1		17,366
United Kingdom	.2	.7	.7	1.0		157,636
United States of America	.1	.4	.6	.7		109,959
	1.2	2.0	2.0	2.5		401,703

Multinational	.4	.4	.5	.6		85,005

Other[3]	.7	1.2	1.1	1.2		179,250

Cash & equivalents less liabilities	3.9	4.0	3.7	3.9		594,408

Total net assets	100.0%	100.0%	100.0%	100.0%		$15,383,228

1MSCI Emerging Markets Index also includes Jordan (0.1% at 6/30/07). A dash indicates that the market is not included in the index. Source: MSCI.
[2]Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[3]Includes stocks in initial period of acquisition.
[End Sidebar]

[Begin Sidebar]
Percent change in key markets*

	12 months		6 months
	ended 6/30/07		ended 6/30/07

	Expressed	Expressed	Expressed	Expressed
	in U.S.	in local	in U.S.	in local
	dollars	currency	dollars	currency
Asia-Pacific
China	79.7%	80.9%	21.6%	22.2%
India	60.4	41.9	16.8	7.5
Indonesia	60.1	56.2	13.3	13.8
Malaysia	64.7	54.7	28.7	26.0
Pakistan	43.3	43.9	42.1	41.1
Philippines	100.3	74.4	31.3	23.9
South Korea	34.0	30.5	21.3	20.5
Taiwan	28.1	30.0	10.4	11.3
Thailand	32.5	19.9	22.0	16.5

Latin America
Argentina	30.2	30.4	4.4	5.2
Brazil	61.3	43.5	31.4	18.5
Chile	64.9	60.9	28.5	27.2
Colombia	56.4	18.6	11.1	–2.9
Mexico	64.4	57.2	19.7	19.3
Peru	111.0	108.9	66.9	66.4
Venezuela	33.2	11.1	11.5	–28.4

Eastern Europe and Middle East
Czech Republic	47.3	40.5	19.3	21.6
Hungary	69.9	39.6	25.5	19.8
Israel	35.0	30.1	21.6	22.4
Jordan	–5.8	–5.8	4.2	4.2
Poland	58.1	38.1	23.2	18.2
Russia	14.5	13.9	–2.7	–3.1
Turkey	63.3	34.3	32.2	21.9

Africa
Egypt	67.8	66.0	14.1	13.7
Morocco	48.2	41.5	26.9	24.5
South Africa	32.1	30.6	10.0	10.0

Emerging Markets
Growth Fund	52.1		20.0

*Including reinvestment of net dividends. All indexes are compiled by MSCI and are unmanaged.
[End Sidebar]

India, Malaysia and Indonesia all had strong returns in the 60% to 65% range. Stock markets were buoyed by robust economies, particularly in India, where GDP grew 9.4% for the fiscal year ended March 31, 2007. India’s central bank tightened monetary policy to curb inflation as the wholesale price index rose above 4%. Of particular concern were escalating food prices. The government slowed the pace of privatization and further liberalization of the economy. Meanwhile, the ruling party failed to make much headway in elections in the country’s largest and most politically-significant state of Uttar Pradesh. Nevertheless, investor interest in the stock market remained high, and rising foreign direct investment further boosted market sentiment. India’s largest real estate developer, DLF, completed the country’s largest initial public offering ever.

Meanwhile, Thai stocks advanced, though they lagged other markets, with the MSCI Thailand Index rising 32%. The military regime maintained a tight grip on the economy and on political life after ousting Prime Minister Thaksin Shinawatra in September.

The completion of elections in Latin America’s two largest economies, Brazil and Mexico, was viewed positively by investors. In Brazil, the incumbent Luiz Inácio Lula da Silva won the second round of presidential elections by a significant margin and promised to continue his conservative fiscal policies. The Brazilian stock market touched an all-time high in May, and the real currency soared to its highest level in six years — the real appreciated 12% against the U.S. dollar for the period. Brazil’s economy has benefited from the global commodities boom and a prolonged cycle of monetary easing has also provided a boost to domestic demand. GDP grew 3.7% in 2006 and at a 4.3% annualized rate in the first quarter of 2007, but it remained lower than the growth rate of other large emerging markets economies. The central bank steadily reduced the benchmark Selic rate, lowering it 325 basis points to 12% by the end of the period. The country’s long-term, foreign-denominated sovereign debt rating was raised to one notch below investment grade by Standard and Poor’s, further boosting Brazilian assets. The MSCI Brazil Index rose 61%, led by consumer discretionary stocks and materials.

Mexican equities were lifted by telecommunication services stocks and consumer companies such as Wal-Mart de México and Grupo Famsa. Wireless provider América Móvil reported yet another year of strong earnings but lost the battle for Olimpia, the controlling shareholder of Telecom Italia, to Spain’s Telefónica. The MSCI Mexico Index rose 64%. President Felipe Calderón moved swiftly after taking office on December 1, 2006, bringing order to the restive state of Oaxaca and pushing forward his pension and tax reform agendas. Corporate profits were robust across many Mexican industries. Elsewhere in Latin America, Peru’s stock market gained 111%, while Argentina’s advanced 30%.

South African stocks advanced 32% but trailed the broader markets. South Africa’s central bank raised the reference interest rate by 200 basis points during the period to 9.5%. Domestic demand has remained strong over the past year despite steady monetary policy tightening. However, consumer-related stocks weakened on concerns that higher interest rates would begin to affect consumer spending. In negotiations with public sector unions, the government agreed to an approximate 7% increase in wages. The slight softening of economic growth underscored the structural improvements in South Africa’s economy, which in the past has been characterized by more severe boom and bust cycles. The government of President Thabo Mbeki has provided substantial political stability and has shown an impressive ability to balance the dynamics of a fairly ambitious social agenda with orthodox macroeconomic policies. However, a power struggle within the ruling African National Congress for leadership has raised political uncertainty.

Turkish stocks rose 63%, overcoming political uncertainty, disturbance in neighboring Iraq and slow progress in negotiations with the European Union over a timetable for its membership. Stocks were supported by growing profits for many consumer companies and some financial banks against the backdrop of substantial economic improvements that included lower inflation and long-term interest rates, and a trimming of the budget deficit.

The higher real short-term interest rates offered by many emerging markets have been a draw for investors, who preferred to borrow in low-yielding currencies, such as the yen, and invest in emerging markets money market and debt instruments. Currencies continued to rise, and the efforts by central banks to contain that appreciation through market operations resulted in continued stock-piling of foreign exchange reserves.

Portfolio review

Fund results were strong for the 12-month period ended June 30, 2007, and were higher than those of the fund’s benchmark, the MSCI EM Index. Stock selection played a key role. The fund’s choice of stocks in several sectors contributed to returns, particularly in information technology and consumer areas, including the consumer staples and consumer discretionary sectors. Holding relatively few investments in the trailing energy sector also contributed significantly to results, especially when compared to the benchmark. Stock selection was also helpful in several markets, including Mexico, Russia and Taiwan. On the other hand, the fund’s investments in industrials and materials had mixed results, especially several South African gold mining companies.

Some of the fund’s most successful investments were in the construction industry, including China’s Anhui Conch Cement, up 334%, Egypt’s Orascom Construction, up 114% and South Africa’s Murray & Roberts, which rose 155%. While Anhui Conch reaped the rewards of flourishing construction in China, Orascom and Murray & Roberts benefited from the construction boom in Persian Gulf countries. Several South Korean companies with long-standing business relationships in the Middle East, such as Samsung Engineering and Hyundai Heavy Industries, also profited from expanding operations in that region. However, the fund’s investments in South Korean companies were meager, which hurt relative results.

The fund’s telecommunication services investments were in the rapidly growing markets of Mexico, Indonesia, India and Russia, where stocks rose in that sector. The penetration of cellular services is growing at a rapid pace in many developing countries, providing substantial revenue and earnings growth to the providers. América Móvil and Telekomunikasi Indonesia were large contributors to fund returns. We had fewer investments in wireless service providers in China and South Africa, however, which also fared well.

Several of the fund’s investments in retail and consumer stocks also had good returns as rising incomes and expanding domestic economies in several countries translated into higher profits for retailers of apparel, electronic goods, food and other everyday items. These included retailers Wal-Mart de México, Massmart in South Africa, X5 Retail in Russia and Migros in Turkey. Beverage companies AmBev in Brazil, United Spirits in India and Anadolu Efes in Turkey also contributed to fund results. In China, electronics retail chain GOME Electrical and China Mengniu Dairy led in the consumer area.

Stock selection within the energy sector was also favorable as we held few of the large Russian oil producers, which have seen their profit margins pressured by rising production costs. Our investments in traditional fuel companies made substantial gains, especially coal producers in China. China’s largest coal company, China Shenhua Energy, rose 89%, benefiting from rising coal prices and strong domestic demand. However, South African energy company Sasol, a specialist in turning natural gas into liquefied petroleum, declined 2%.

Technology stocks had mixed results — the sector lagged the broader market although many of the fund’s holdings in the area did well. Hon Hai Precision, the Taiwan-based company that manufactures or assembles computer notebooks for Dell, cell phones for Nokia and iPods for Apple on a contract basis, was among the top contributors to fund returns. Hon Hai shares rose 69%. Samsung Electronics struggled due to weak prices for memory chips and lower-than-expected sales growth for flat-panel televisions. India’s IT services providers, including industry leader Infosys Technologies, enjoyed strong business growth, but questions lingered over the effect of a stronger rupee on revenues and profit margins. Infosys shares rose 42%.

The fund’s selection of stocks in the materials sector detracted from fund results. Investments in South African gold producers such as Harmony Gold and Gold Fields lagged the market’s returns. We had expected that several years of capital investment would begin to pay off and result in higher profit margins for the gold producers, but this has yet to happen in a meaningful way. Moreover, we did not invest sufficiently in some companies whose shares soared in the period, including Brazilian iron ore producer Vale do Rio Doce, whose ordinary shares advanced 86%, South Korean steel maker Posco, which rose 79%, and Peru’s Southern Copper, which gained 131%.

While many of our investments in the industrials sector made strong gains, there were also a few investments that detracted. One of these was Transmile, the Malaysia-based cargo carrier that has exclusive landing rights at many airports in Asia. Financial audits revealed accounting fraud — one of the few such cases in recent emerging markets history — which forced the company to restate financial statements for the last three years. Shares of Transmile fell 62%.

Financials stocks did well on the whole, with the fund’s investments in the sector advancing 44%. However, results varied substantially by market and by company. Our holdings in Taiwan had lackluster results, while Bumiputra Commerce in Malaysia more than doubled and Akbank in Turkey rose 44%. Over the last two years we trimmed our holdings in banks in several countries, believing that after several years of sharp gains the stocks were expensive. However, these stocks continued to make substantial headway. We reduced our investments in financials stocks during the period and increased investments in industrials. We also expanded our holdings in the energy area to a variety of energy sources, including coal, wind energy and selected oil producers in Brazil and China.

In countries such as Russia and China, where sections of the economy continue to be dominated by the government, we have focused our energy on finding small and mid-sized companies that benefit from rising consumer demand and are spread across a host of industries. About 31% of the fund was invested in stocks with market capitalizations of less than $3 billion.

Outlook

Emerging markets stocks made solid gains in a period of rising interest rates and tighter monetary policies almost worldwide. A decade after the Asian currency crisis, we believe this underscores the resilience and evolution of the asset class. Investors are increasingly buying emerging markets assets on their own merit, reducing the vulnerability to interest rates and other shocks emanating from developed markets.

We maintain our positive outlook on emerging markets equities, based primarily on valuations that are reasonable and consensus earnings growth expectations that are in the double digits and substantially higher than those in developed markets. At current levels, emerging markets valuations are similar to those of the developed world. A similar relationship in valuations existed in 1996 before the markets were hit by a series of negative developments — starting with the Asian currency crisis in 1997 and ending with a burst technology bubble in 2000. Yet, we would argue that the fundamentals of emerging markets are significantly better than they were a decade ago on almost every measure: economic growth, fiscal balance, terms of trade, foreign exchange reserves, monetary policy credibility, long-term interest rates, public finances, development of capital markets, corporate governance and the quality of corporate balance sheets.

Based on our current perspective, the volatile 1997–2001 period was most likely an exception, rather than the rule. In broad terms, developing economies have seen substantial improvements in both external accounts and in their domestic economies over nearly two decades. The 37% average annualized returns for the MSCI EM Index over the last four fiscal years in part reflects the return of emerging markets towards a more normal valuation given the underlying growth rates and economic improvements.

The combined output of emerging markets economies now accounts for more than half of the world’s total GDP when measured in purchasing power parity, and less than 30% of output at market exchange rates, according to the International Monetary Fund. Their share of world exports has doubled to 43% from just 20% in 1970. Economic growth in this decade has averaged more than 6%, twice the growth rate of developed markets. The quality of economic growth has also improved with reduced dependence on exports, greater intraregional trade and expanding domestic consumer demand. We expect that economic growth in emerging markets will continue to be higher than in developed markets, as developing countries are expanding from a lower economic base and are supported by favorable demographics in many countries. Since earnings growth generally follows the pattern of GDP growth, we expect emerging markets earnings to stay on a higher growth trajectory than profits for developed markets. Furthermore, emerging markets debt-to-equity ratios are low, suggesting there is still further room for improvement in return on equity.

Robust trade flows have led to marked improvements in external balance sheets, and emerging markets economies now have large current account surpluses in the aggregate. They also have huge foreign exchange reserves of around $3 trillion as a result of a positive balance of trade, rising foreign direct investment and capital markets inflows. While such high foreign exchange reserves provide emerging markets with an important buffer against short-term market fluctuations, they also carry an opportunity cost since investment returns from foreign currency reserves generally tend to be lower than domestic investments. As a result, there is a possibility that over the next few years monetary authorities will be less active in trying to stem currency appreciation through money market operations known as “sterilization.” At the same time, in their effort to contain rising inflationary pressures, central banks are likely to maintain a hawkish bias in monetary policies, allowing short-term interest rates to remain high in many countries. As a result, we expect emerging markets currencies to remain strong or rise further against major currencies in developed markets.

Against this backdrop, we continue to favor investments in companies and industries that stand to benefit from domestic consumer demand and economic growth rather than export-oriented companies. We also continue to like investments related to the development of infrastructure. It is also worth noting that as emerging markets economies and local capital markets evolve, stocks and other financial assets increasingly reflect domestic economic, financial and political factors. As such, we expect to see a greater dispersion of returns among markets and stocks and for active management to play a more important role.

No doubt, the macroeconomic backdrop in the next 12 months could be less favorable than in the past few years. In China and India, authorities face the challenge of striking the right policy mix in seeking to curtail inflation, avoid liquidity-induced asset bubbles and maintain economic growth. In South Africa and parts of central Europe, fiscal prudence must be balanced against sustainable job growth. Nevertheless, we expect any cyclical slowdown in these economies to be relatively mild and to eventually be offset by positive structural forces. We expect any global economic deceleration to be soft. On balance, we remain optimistic.  While the returns of emerging markets may be slightly more volatile in the near-term, we believe their potential over the next decade is quite substantial.

We look forward to reporting to you in another six months.
Sincerely,

Shaw B. Wagener
President
June 30, 2007

The value of a long-term perspective

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund grew from December 31, 1987 — the inception of the MSCI Emerging Markets Index — through June 30, 2007, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $3,085,311. This is significantly more than the $1,705,431 generated by the unmanaged MSCI EM Index.

	Emerging Markets Growth Fund[2]	MSCI Emerging Markets Index[3]
12/31/1987	$ 100,000	$ 100,000
6/30/1988[4]	138,053	136,912
12/31/1988	141,980	140,427
6/30/1989	203,614	173,906
12/31/1989	275,812	231,650
6/30/1990	296,302	258,080
12/31/1990	250,848	207,209
6/30/1991	349,859	281,281
12/31/1991	409,863	331,349
6/30/1992	453,884	355,819
12/31/1992	460,360	369,135
6/30/1993	551,713	421,825
12/31/1993	794,977	645,384
6/30/1994	741,137	578,578
12/31/1994	782,904	598,165
6/30/1995	732,096	578,478
12/31/1995	726,601	567,009
6/30/1996	845,474	627,491
12/31/1996	845,574	601,205
6/30/1997	1,092,098	707,935
12/31/1997	927,272	531,555
6/30/1998	791,087	431,270
12/31/1998	696,603	396,860
6/30/1999	953,943	555,079
12/31/1999	1,239,461	660,407
6/30/2000	1,198,460	607,647
12/31/2000	855,467	458,257
6/30/2001	847,207	450,050
12/31/2001	826,143	446,274
6/30/2002	799,378	454,921
12/31/2002	744,120	418,732
6/30/2003	856,488	485,280
12/31/2003	1,127,420	652,453
6/30/2004	1,095,308	646,124
12/31/2004	1,361,210	819,176
6/30/2005	1,471,426	868,292
12/31/2005	1,883,298	1,097,686
6/30/2006	2,028,701	1,176,259
12/31/2006	2,571,214	1,450,832
6/30/2007	3,085,311	1,705,431

[1]The minimum initial investment for EMGF is $100,000.
[2]Values are based on a $100,000 investment with distributions reinvested.

[3]Values shown for the MSCI EM Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and its results include reinvested distributions, but does not reflect the effect of sales charges, commissions or expenses.

[4]For the period December 31, 1987 (inception of the MSCI EM Index) through June 30, 1988. EMGF began operations on May 30, 1986.

Total returns
(with all distributions reinvested for periods ended June 30, 2007)

	Cumulative	Average annual
	total returns	total returns

1 year	+52.08%	—%
5 years	+285.95	+31.01
10 years	+182.51	+10.94

Figures shown are past results and are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call 800/421-0180, ext. 96245.

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s current investment adviser, is one of The Capital Group Companies,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group Organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network that continues to grow and currently employs more than 170 investment professionals based on three continents. They include analysts and portfolio managers, born in over 29 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

Over time, the fund’s adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, there are 23 analysts covering these countries, compared with four in 1986; 19 of these analysts also manage a portion of the fund. Most of the fund’s assets are managed by the six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment portfolio
June 30, 2007

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible stocks	Bonds andnotes	Percent of net assets
Materials	14.58%	.78%	.03%	-%	15.39%
Financials	13.05	.41	-	.13	13.59
Information technology	13.04	-	-	-	13.04
Industrials	12.30	-	-	-	12.30
Telecommunication services	9.44	2.30	-	-	11.74
Consumer discretionary	8.18	.02	.13	-	8.33
Energy	7.23	.84	-	-	8.07
Consumer staples	6.50	1.14	-	-	7.64
Utilities	2.00	.42	-	.03	2.45
Health care	1.69	-	.01	-	1.70
Other	1.34	-	-	.54	1.88
	89.35%	5.91%	.17%	.70%	96.13%

Short-term securities					3.31
Excess of cash and receivables over payables (including foreign currency contracts)					.56

Net assets					100.00%

Equity securities		Value
	Shares	(000)

Argentina - 0.12%
Empresa Distribuidora y Comercializadora Norte SA, Class B (ADR) (1)	902,700	$18,442
Grupo Financiero Galicia SA, Class B (1)	5	-
		18,442

Brazil - 12.42%
Anhanguera Educacional Participações SA, units (1)	707,900	9,915
Banco Nossa Caixa SA, ordinary nominative	539,000	8,584
Bradespar SA, preferred nominative	1,157,992	44,032
Brasil Telecom Participações SA, ordinary nominative	23,065	645
Brasil Telecom Participações SA, preferred nominative	2,252,421	27,611
Brasil Telecom Participações SA, preferred nominative (ADR)	507,500	30,684
CESP - Cía. Energética de São Paulo, Class B, preferred nominative (1)	4,362,960,100	79,781
Cía. de Bebidas das Américas - AmBev, ordinary nominative (ADR)	887,708	62,317
Cía. de Bebidas das Américas - AmBev, preferred nominative (ADR)	2,515,097	176,057
Cía. de Saneamento de Minas Gerais, ordinary nominative	2,738,800	41,202
Cía. Energética de Minas Gerais - CEMIG, preferred nominative	3,022,551	64,349
Cía. Vale do Rio Doce, ordinary nominative (ADR)	4,200	187
Cía. Vale do Rio Doce, Class A, preferred nominative (ADR)	1,154,512	43,525
Companhia de Concessões Rodoviárias, ordinary nominative	3,479,200	64,091
Dufry South America Ltd. (BDR) (1)	2,275,500	52,528
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative	3,810,400	46,293
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	2,493,500	120,212
Itaúsa - Investimentos Itaú SA, preferred nominative	3,096,320	19,451
Itaúsa - Investimentos Itaú SA, preferred nominative, receipts	32,954	204
JBS SA, ordinary nominative (1)	3,864,500	16,238
LIGHT - Serviços de Eletricidade SA, ordinary nominative (1)	560,613,850	8,957
Medial Saúde SA, ordinary nominative (1)	1,065,100	17,405
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $12,157,000) (1) (2) (3) (4)	27,000	8,348
Perdigão SA, ordinary nominative	4,369,229	82,729
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,282,300	155,505
Petróleo Brasileiro SA - Petrobras, preferred nominative	907,000	24,297
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	983,100	104,877
SLC Agrícola SA (1)	1,579,100	11,591
Submarino SA, ordinary nominative	2,170,600	90,418
Submarino SA, ordinary nominative (GDR) (acquired 10/11/05, cost: $6,746,000) (2)	228,978	19,051
Suzano Petroquímica SA, preferred nominative	2,912,300	7,221
Telemig Celular Participações SA, ordinary nominative	3,769,043,436	20,432
Telemig Celular Participações SA, preferred nominative (ADR)	549,658	27,670
Telemig Celular SA, Class G, preferred nominative (1)	38,529	13,791
Tele Norte Celular Participações SA, ordinary nominative (1) (3)	9,214,930,561	5,927
Tele Norte Celular Participações SA, preferred nominative (1) (3)	22,698,900,000	4,946
Tele Norte Leste Participações SA, ordinary nominative	35,000	1,394
Tele Norte Leste Participações SA, preferred nominative	6,578,400	126,094
Tele Norte Leste Participações SA, preferred nominative (ADR)	4,774,900	90,580
TIM Participações SA, ordinary nominative	7,434,344,066	41,459
TIM Participações SA, preferred nominative	10,744,702,000	37,178
Usinas Siderúrgicas de Minas Gerais SA, ordinary nominative	322,800	21,350
Usinas Siderúrgicas de Minas Gerais SA, Class A, preferred nominative	1,207,498	68,903
WEG SA, ordinary nominative	1,363,449	12,887
		1,910,916

Canada - 0.51%
Banro Corp. (1)	1,512,600	15,680
CIC Energy Corp. (1) (3)	2,608,700	41,180
Katanga Mining Ltd. (1)	479,600	8,384
Platmin Ltd. (1)	1,504,200	12,745
Platmin Ltd. (CDI) (1)	64,200	523
		78,512

Chile - 0.47%
Cía. de Telecomunicaciones de Chile SA (ADR)	3,945,100	37,518
Ripley Corp. SA	23,498,747	34,092
		71,610

China - 10.27%
Acorn International, Inc. (ADR) (1)	75,000	1,814
Advanced Semiconductor Manufacturing Corp. Ltd. (Hong Kong) (1)	8,030,000	801
Agile Property Holdings Ltd. (Hong Kong)	6,298,000	8,235
Anhui Conch Cement Co. Ltd. (Hong Kong)	27,363,000	193,141
Anhui Conch Cement Co. Ltd., Class A Call Warrants issued by Citigroup, expire January 20, 2010 (acquired 12/21/06, cost: $5,802,000) (2)	1,568,754	12,472
Anhui Conch Cement Co. Ltd., Class A Call Warrants issued by Lehman Brothers, expire June 2, 2008 (acquired 5/31/06, cost: $3,421,000) (2)	1,645,400	12,737
Bank of China Ltd. (Hong Kong) (1)	40,959,000	20,331
Beijing Enterprises Holdings Ltd. (Hong Kong)	3,581,000	13,630
Belle International Holdings Ltd. (Hong Kong) (1)	2,109,000	2,328
Bio-Treat Technology Ltd. (Singapore)	35,746,911	20,462
BYD Co. Ltd. (Hong Kong)	5,072,500	29,222
China Agri-Industries Holdings Ltd. (Hong Kong) (1)	1,195,000	811
China Coal Energy Co. Ltd. (Hong Kong) (1)	17,281,000	25,916
China Construction Bank Corp. (Hong Kong)	43,747,600	30,113
China Huiyuan Juice Group Ltd. (Hong Kong) (1)	930,500	1,090
China Life Insurance Co. Ltd. (Hong Kong)	13,000	47
China Life Insurance Co. Ltd. (ADR)	754,066	40,471
China Mengniu Dairy Co. (Hong Kong)	20,348,000	70,334
China Molybdenum Co. Ltd. (Hong Kong) (1)	24,229,000	46,797
China National Offshore Oil Corp. (Hong Kong)	64,779,000	73,609
China Overseas Land & Investment Ltd. (Hong Kong)	8,965,000	13,992
China Resources Enterprise Ltd. (Hong Kong)	10,736,000	40,230
China Shenhua Energy Co. Ltd. (Hong Kong)	69,341,500	242,210
Country Garden Holdings Co. Ltd. (Hong Kong) (1)	5,659,000	4,773
Ctrip.com International Ltd. (ADR)	536,300	42,169
Dalian Port (PDA) Co. Ltd. (Hong Kong)	50,704,000	37,030
Dongfeng Motor Group Co. Ltd. (Hong Kong)	34,316,000	18,265
Focus Media Holding Ltd. (ADR) (1)	22,800	1,151
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)	2,130,000	7,330
GOME Electrical Appliances Holding Ltd. (Hong Kong)	65,418,829	100,246
Guangdong Investment Ltd. (Hong Kong)	3,882,000	2,259
Huaneng Power International Inc. (Hong Kong)	3,076,000	3,579
Industrial and Commercial Bank of China Ltd. (Hong Kong)	106,891,000	59,470
Intime Department Store (Group) Co. Ltd. (Hong Kong) (1)	3,321,000	2,763
Lenovo Group Ltd. (Hong Kong)	89,096,700	52,604
Li Ning Co. Ltd. (Hong Kong)	11,808,000	28,593
New Oriental Education & Technology Group Inc. (ADR) (1)	388,300	20,860
Nine Dragons Paper Industries Co. Ltd. (Hong Kong)	27,607,400	64,516
PetroChina Co. Ltd. (Hong Kong)	18,685,100	27,745
Qinghai Salt Lake Potash Co. Ltd., Class A Call Warrants issued by UBS AG, expire May 10, 2010 (acquired 5/8/07, cost: $22,895,000) (1) (2)	4,499,314	26,231
Semiconductor Manufacturing International Corp. (Hong Kong) (1)	143,843,000	19,792
Shanghai Forte Land Co. Ltd. (Hong Kong)	7,550,000	4,268
Shanghai Prime Machinery Co. Ltd. (Hong Kong)	44,192,000	18,274
Sinofert Holdings Ltd. (Hong Kong)	111,410,000	79,056
Tong Ren Tang Technologies Co. Ltd. (Hong Kong)	1,752,900	4,714
TPV Technology Ltd. (Hong Kong)	25,876,000	17,889
Weiqiao Textile Co. Ltd. (Hong Kong)	4,002,500	8,945
Wumart Stores Inc. (Hong Kong)	27,828,000	18,112
ZTE Corp. (Hong Kong)	1,790,000	8,519
		1,579,946

Colombia - 0.36%
Cía. de Cemento Argos SA	1,999,900	8,612
Inversiones Argos SA	7,906,483	46,865
		55,477

Egypt - 2.71%
Commercial International Bank (Egypt) S.A.E.	883,146	9,472
Egyptian Company for Mobile Services S.A.E.	2,477,200	78,043
National Société Générale Bank (1)	291,253	1,916
Orascom Construction Industries Co.	2,700,719	177,723
Orascom Construction Industries Co. (GDR)	391,656	51,772
Orascom Telecom Holding (GDR)	1,453,000	93,919
Raya Holding Co. for Technology and Communication (SAE)	1,634,700	3,331
		416,176

Germany - 0.23%
C.A.T. oil AG (1)	1,283,803	34,899
		34,899

Hong Kong - 1.09%
China Yurun Food Group Ltd.	12,760,000	14,266
Clear Media Ltd. (1)	13,011,000	14,146
Foxconn International Holdings Ltd. (1)	12,769,000	36,595
Kingboard Chemical Holdings Ltd.	1,464,500	6,731
Kingway Brewery Holdings Ltd.	8,215,300	3,442
Melco International Development Ltd.	443,000	656
Shangri-La Asia Ltd.	28,383,246	68,616
Tencent Holdings Ltd.	5,790,000	23,284
		167,736

Hungary - 0.05%
Magyar Telekom Telecommunications PLC	1,390,954	7,558
		7,558

India - 5.50%
Ambuja Cements Ltd.	37,137,092	114,048
Apollo Hospitals Enterprise Ltd.	1,377,666	17,656
Apollo Hospitals Enterprise Ltd. (GDR)	233,800	2,996
Bharat Electronics Ltd.	380,971	17,191
Bharat Heavy Electricals Ltd.	751,212	28,417
Bharti Airtel Ltd. (1)	2,059,874	42,492
Cummins India Ltd.	1,182,073	9,907
Hotel Leelaventure Ltd.	12,693,300	16,451
Housing Development Finance Corp. Ltd.	1,421,994	71,358
IL&FS Investsmart Ltd.	776,900	3,936
Info Edge (India) Ltd. (1)	5,853	113
Infosys Technologies Ltd.	3,434,378	163,505
Infrastructure Development Finance Co. Ltd.	8,728,191	28,347
Ishaan Real Estate PLC (1)	2,077,023	4,170
Jammu and Kashmir Bank Ltd.	537,400	8,957
Larsen & Toubro Ltd.	464,096	25,171
Maruti Udyog Ltd.	574,900	10,548
McDowell Holdings Ltd. (1)	435,569	2,478
McLeod Russel India Ltd. (1) (3)	5,566,169	8,439
Oil & Natural Gas Corp. Ltd.	249,214	5,566
Rajesh Exports Ltd. 0% convertible debenture, February 21, 2012 (5)	INR17,969,100	20,444
Reliance Industries Ltd.	287,193	12,025
SET India Ltd. (acquired 5/15/00, cost: $107,294,000) (1) (2)	284,195	28,703
Shopper's Stop Ltd.	1,005,300	14,500
Shree Cement Ltd.	617,122	19,451
Sobha Developers Ltd. (1)	159,320	3,551
Steel Authority of India Ltd.	2,671,434	8,622
Suzlon Energy Ltd.	2,640,268	97,421
United Spirits Ltd.	1,307,687	41,793
Wipro Ltd.	1,381,536	17,675
		845,931

Indonesia - 2.17%
PT Astra International Tbk	29,653,500	55,433
PT Bank Mandiri (Persero) Tbk	105,791,000	36,553
PT Bank Rakyat Indonesia (Persero) Tbk	21,416,500	13,620
PT Ciputra Surya Tbk	16,628,500	2,170
PT Jaya Real Property	9,808,000	1,683
PT Medco Energi Internasional Tbk	50,490,500	19,688
PT Perusahaan Gas Negara (Persero) Tbk	3,253,500	3,400
PT Surya Citra Media Tbk	38,277,500	3,815
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	183,300,902	198,013
		334,375

Israel - 2.05%
"Bezeq" The Israel Telecommunication Corp. Ltd.	31,422,227	51,284
Bank Hapoalim B.M.	9,492,536	46,432
Bank Leumi le-Israel B.M.	6,038,054	23,576
Israel Chemicals Ltd.	2,847,953	22,624
Ituran Group	12,800	161
Orbotech Ltd. (1)	425,673	9,501
Partner Communications Co. Ltd.	625,604	10,074
Supersol Ltd. (1)	5,684,048	22,226
Teva Pharmaceutical Industries Ltd. (ADR)	3,139,500	129,504
		315,382

Kazakhstan - 0.50%
OJSC Halyk Bank of Kazakhstan (GDR)	514,700	11,332
OJSC Kazkommertsbank (GDR) (1)	463,624	10,156
OJSC Kazkommertsbank (GDR) (acquired 9/10/97, cost:$4,923,000) (1) (2)	1,122,752	24,595
OJSC KazMunaiGas Exploration Production (GDR)	1,397,400	30,285
		76,368

Malaysia - 4.42%
AirAsia Bhd. (1)	35,786,500	19,716
Astro All Asia Networks PLC	12,580,200	16,329
Bumiputra-Commerce Holdings Bhd.	46,840,749	158,676
E & O Property Development Bhd. (1)	18,711,300	20,575
EON Capital Bhd.	10,411,200	20,356
Genting Bhd.	4,174,000	9,974
Hong Leong Bank Bhd.	6,535,900	12,035
IJM Corp. Bhd.	39,594,014	96,285
IOI Corp. Bhd.	74,780,500	112,602
KNM Group Bhd.	1,922,800	7,682
Mah Sing Group Bhd.	19,856,972	14,567
MISC Bhd.	6,549,700	18,777
Naim Cendera Holdings Bhd.	7,034,300	10,610
Resorts World Bhd.	16,863,500	16,898
S P Setia Bhd. Group	28,318,200	70,935
Tanjong PLC	2,846,300	15,929
Titan Chemicals Corp. Bhd.	3,481,500	1,605
Transmile Group Bhd. (3)	15,205,500	19,992
UMW Holdings Bhd.	10,145,196	37,073
		680,616

Mexico - 6.14%
América Móvil, SAB de CV, Series A	48,825,000	150,724
América Móvil, SAB de CV, Series L	48,812,320	151,182
América Móvil, SAB de CV, Series L (ADR)	3,211,200	198,870
Carso Infraestructura y Construcción, SAB de CV, Series B-1 (1)	50,272,700	50,288
CEMEX, SAB de CV, ordinary participation certificates, units (ADR) (1)	2,129,523	78,579
Consorcio ARA, SAB de CV	1,557,600	2,522
Controladora Comercial Mexicana, SAB de CV, units	2,732,400	6,993
Empresas ICA, SAB de CV (1)	18,763,251	95,113
Gruma, SAB de CV, Series B	849,200	2,812
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B (ADR) (1)	759,256	20,857
Grupo Famsa, SAB de CV, Series A (1)	7,719,606	45,030
Grupo Financiero Inbursa, SAB de CV, Series O	9,607,200	23,171
Grupo Televisa, SAB, ordinary participation certificates (ADR)	776,828	21,448
Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B1 (1)	12,564,400	19,609
Industrias CH, SAB de CV, Series B (1)	1,930,800	8,918
Kimberly-Clark de México, SAB de CV, Series A	10,956,150	47,613
Wal-Mart de México, SAB de CV, Series V	5,452,195	20,694
		944,423

Morocco - 0.11%
Holcim (Maroc) SA	46,585	16,180
Société des Brasseries du Maroc	5,020	1,115
		17,295

Netherlands - 0.02%
Efes Breweries International NV (GDR) (1)	119,872	3,331
		3,331

Oman - 0.30%
BankMuscat (SAOG) (GDR)	3,265,132	46,409
		46,409

Pakistan - 0.12%
Fauji Fertilizer Co. Ltd.	1,453,600	2,915
Oil and Gas Development Co. Ltd. (GDR)	791,800	15,540
Pakistan Cement Co. Ltd., rights, expire August 9, 2007 (1)	9,152,898	674
		19,129

Philippines - 1.03%
Ayala Corp.	685,539	8,069
Ayala Land, Inc.	73,269,396	27,638
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000) (1) (2)	724,790	-
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000) (1) (2)	241,431	-
International Container Terminal Services, Inc.	19,533,588	12,032
Philippine Long Distance Telephone Co.	427,820	24,511
Philippine Long Distance Telephone Co. (ADR)	630,900	36,088
SM Investments Corp.	2,913,929	26,734
SM Prime Holdings, Inc.	94,940,848	24,002
		159,074

Poland - 0.16%
Telekomunikacja Polska SA	2,777,200	24,269
		24,269

Russia - 6.36%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $5,881,000) (2) (3) (4) (6)	10,539,847	17,719
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $15,759,000) (1) (2) (3) (4) (6)	16,901,200	21,203
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $150,000) (1) (2) (3) (4) (6)	150,137	150
Evraz Group SA (GDR)	2,792,350	114,015
Integra Group Holdings, Class A (GDR) (1)	2,133,110	38,700
JSC MMC "Norilsk Nickel" (ADR)	242,270	53,143
JSC OGK-5	109,473,588	16,968
New Century Capital Partners, LP (acquired 12/7/95, cost: $1,358,000) (1) (2) (4)	5,247,900	2,922
OAO Belon	156,800	5,606
OAO Gazprom	1,334,000	13,794
OAO Gazprom (ADR)	3,347,450	138,701
OAO NOVATEK (GDR)	312,000	16,029
OAO TMK	1,080,520	9,779
OAO TMK (GDR)	1,205,935	43,897
OJSC Magnit (1)	435,858	19,051
OJSC Magnitogorsk Iron and Steel Works (GDR) (1)	7,324,700	93,590
OJSC Mobile TeleSystems (ADR)	883,500	53,514
OJSC Novolipetsk Steel (GDR)	2,312,850	67,404
OJSC OC Rosneft (GDR)	1,615,730	12,740
OJSC Pharmstandard (GDR) (1)	1,664,700	27,934
OJSC VTB Bank (GDR) (1)	1,646,300	18,076
RAO Unified Energy System of Russia (GDR) (1)	877,825	117,138
Vimpel-Communications (ADR)	546,300	57,558
X5 Retail Group NV (GDR) (1)	665,050	19,417
		979,048

Singapore - 0.88%
Banyan Tree Holdings Ltd.	14,925,000	25,671
CapitaRetail China Trust (1)	14,476,000	29,918
Wilmar International Ltd.	17,942,420	37,257
Yangzijiang Shipbuilding (Holdings) Ltd. (1)	17,912,000	22,459
Yanlord Land Group Ltd.	9,953,000	20,310
		135,615

South Africa - 7.92%
Absa Group Ltd.	4,068,253	75,858
Adcorp Holdings Ltd.	868,508	4,580
AngloGold Ashanti Ltd.	233,980	8,911
AngloGold Ashanti Ltd. (ADR)	179,685	6,796
Anglo Platinum Ltd.	439,241	72,366
Anglo Platinum Ltd., 6.38% convertible preferred May 31, 2009	79,068	4,619
Aveng Ltd.	13,058,705	92,545
Cashbuild Ltd.	1,090,014	9,617
FirstRand Ltd.	5,799,517	18,528
Gold Fields Ltd.	6,664,800	103,511
Gold Fields Ltd. (ADR)	1,390,300	21,828
Harmony Gold Mining Co. Ltd. (1)	4,241,308	60,803
Harmony Gold Mining Co. Ltd. (ADR) (1)	5,498,392	78,462
Impala Platinum Holdings Ltd.	2,432,987	74,278
Massmart Holdings Ltd.	4,193,723	51,396
Mittal Steel South Africa Ltd.	987,788	17,841
MTN Group Ltd.	2,135,816	29,174
Murray & Roberts Holdings Ltd.	11,047,028	100,459
Mvelaphanda Resources Ltd. (1)	3,559,539	30,744
Naspers Ltd., Class N	1,054,658	27,205
Sappi Ltd.	3,147,406	58,021
Sappi Ltd. (ADR)	605,000	11,102
Sasol Ltd.	1,246,611	47,220
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95, cost: $32,000) (1) (2) (4)	2,180	90
South Africa Capital Growth Fund, LP, Class D (acquired 8/25/95, cost: $199,000) (1) (2) (4)	13,650	562
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $10,003,000) (2) (3) (4) (6)	27,594	35,543
Standard Bank Group Ltd.	7,903,608	110,021
Truworths International Ltd.	1,878,397	9,732
Wilson Bayly Holmes - Ovcon Ltd.	1,958,005	28,784
Woolworths Holdings Ltd.	8,980,180	27,309
		1,217,905

South Korea - 10.32%
Asiana Airlines, Inc.	3,287,182	29,662
Cheil Communications Inc.	31,970	9,846
Daegu Bank, Ltd.	900,620	15,786
Daewoo Securities Co., Ltd.	863,600	26,482
Doosan Heavy Industries and Construction Co., Ltd.	102,350	9,810
GS Engineering & Construction Corp.	253,360	30,377
Hankook Tire Co., Ltd.	4,453,950	80,008
Hynix Semiconductor Inc. (1)	1,537,820	55,361
Hyundai Development Co.	596,264	42,325
Hyundai Heavy Industries Co., Ltd.	50,040	18,676
Hyundai Mipo Dockyard Co., Ltd.	55,627	15,465
Hyundai Mobis Co., Ltd.	173,220	16,430
Hyundai Motor Co.	329,924	26,026
Hyundai Motor Co., nonvoting preferred	79,608	3,637
Hyundai Steel Co.	504,140	27,815
Kookmin Bank	2,923,195	256,144
Kookmin Bank (ADR)	317,263	27,830
Korean Reinsurance Co.	904,000	14,092
Kumho Industrial Co., Ltd.	379,980	18,373
LG.Philips LCD Co., Ltd. (1)	607,710	27,313
LG.Philips LCD Co., Ltd. (ADR) (1)	302,908	6,855
LG Telecom Ltd. (1)	1,833,765	20,285
Lotte Shopping Co.	58,861	22,934
Lotte Shopping Co. (GDR)	2,900	56
Lotte Shopping Co. (GDR) (acquired 1/27/06, cost: $8,453,000) (2)	408,970	7,913
Macquarie Korea Infrastructure Fund	205,000	1,655
Macquarie Korea Infrastructure Fund (GDR)	4,701,210	38,521
NHN Corp. (1)	114,857	20,935
POSCO	31,620	15,176
Pusan Bank	994,330	14,325
Samsung Electronics Co., Ltd.	201,126	122,907
Samsung Electronics Co., Ltd. (GDS)	758,028	233,695
Samsung Engineering Co., Ltd.	1,164,780	122,995
Samsung Securities Co., Ltd.	107,080	8,570
Samsung Techwin Co., Ltd.	857,990	45,268
Shinhan Financial Group Co., Ltd.	1,441,320	87,376
Shinsegae Co., Ltd.	43,028	27,991
SK Telecom Co., Ltd.	25,263	5,824
SK Telecom Co., Ltd. (ADR)	923,100	25,247
Sungshin Cement Co., Ltd. (1)	357,250	7,705
		1,587,691

Sri Lanka - 0.21%
Dialog Telekom Ltd.	149,615,180	31,576
		31,576

Sweden - 0.11%
Oriflame Cosmetics SA (SDR)	369,600	17,366
		17,366

Taiwan - 11.25%
Asia Cement Corp.	85,834,520	113,330
AU Optronics Corp.	67,031,488	115,169
AU Optronics Corp. (ADR)	1,137,828	19,571
Cathay Financial Holding Co., Ltd.	27,876,196	66,827
China Steel Corp.	25,241,185	30,835
Cosmos Bank Co., Ltd. (1)	29,008,000	6,558
CTCI Corp. (3)	33,626,710	28,531
Delta Electronics, Inc. (1)	20,699,926	81,866
EVA Airways Corp.	80,624,648	32,629
Formosa Plastics Corp.	1,841,000	4,689
Fubon Financial Holding Co., Ltd.	107,611,000	98,601
High Tech Computer Corp.	1,857,438	33,294
Hon Hai Precision Industry Co., Ltd.	40,350,890	349,892
Hon Hai Precision Industry Co., Ltd. (GDR)	856,119	15,232
InnoLux Display Corp. (1)	28,000	116
MediaTek Incorporation	7,874,154	123,109
Mega Financial Holding Co., Ltd.	17,238,000	11,715
Phison Electronics Corp.	2,966,000	39,042
President Chain Store Corp.	5,042,517	14,418
ProMOS Technologies Inc. (1)	22,854,000	9,634
Siliconware Precision Industries Co., Ltd.	1,647,000	3,510
SinoPac Financial Holdings Co., Ltd.	44,505,000	21,319
Synnex Technology International Corp.	24,345,100	36,776
Taiwan Cement Corp.	90,624,228	105,675
Taiwan Semiconductor Manufacturing Co., Ltd.	141,814,176	307,020
TECO Electric & Machinery Co., Ltd.	64,508,000	36,920
Test-Rite International Co., Ltd.	15,761,901	10,231
Tong Yang Industry Co., Ltd.	9,290,243	9,475
Tripod Technology Corp.	434,000	2,220
Yageo Corp. (1)	4,163,000	2,005
		1,730,209

Thailand - 1.27%
Advanced Info Service PCL	11,245,200	27,668
Banpu PCL	6,259,604	48,546
Banpu PCL, nonvoting depositary receipts	2,469,996	19,156
Bumrungrad Hospital PCL	34,760,100	48,071
Major Cineplex Group PCL	22,938,300	12,746
Thai Beverage PCL	226,276,000	38,449
		194,636

Turkey - 2.57%
Akbank TAŞ	15,894,848	88,061
Aktas Elektrik Ticaret AŞ (1)	4,273	-
Anadolu Efes Biracilik ve Malt Sanayii AŞ	1,599,307	63,853
Coca-Cola İçecek AŞ, Class C (1)	4,017,600	30,323
Dogan Yayin Holding AŞ (1)	6,904,903	27,890
Hürriyet Gazetecilik ve Matbaacilik AŞ	2,189,733	6,056
Migros Türk TAŞ (1)	5,146,434	85,916
Selçuk Ecza Deposu Ticaret ve Sanayi AŞ, Class B (1)	823,420	1,697
Turkcell İletişim Hizmetleri AŞ	1,223,140	8,205
Turkcell İletişim Hizmetleri AŞ (ADR)	764,500	12,729
Türkiye Garanti Bankasi AŞ	4,600,200	25,555
Türkiye İş Bankasi AŞ, Class C	2,197,176	10,292
Türkiye Petrol Rafinerileri AŞ	561,301	13,387
Yapi ve Kredi Bankasi AŞ (1)	9,906,473	22,024
		395,988

United Arab Emirates - 0.07%
Kingdom Hotel Investments (GDR) (1)	1,155,300	10,358
		10,358

United Kingdom - 1.02%
Gem Diamonds Ltd. (1)	2,729,711	55,782
Kazakhmys PLC	258,790	6,515
Lonmin PLC	723,815	57,924
Nikanor PLC (1)	2,377,704	29,427
Volga Gas PLC (1)	1,382,346	7,988
		157,636

United States of America - 0.72%
CTC Media, Inc. (1)	2,187,300	59,363
Net 1 UEPS Technologies, Inc. (1)	1,277,800	30,859
Sohu.com Inc. (1)	297,400	9,514
Transmeridian Exploration, Inc. (1) (3)	5,808,500	10,223
		109,959

Vietnam - 0.26%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01, cost: $13,998,000) (1) (2) (4)	5,444,841	29,402
Vietnam Resource Investments (Holdings) Ltd. (acquired 6/15/07, cost: $11,302,000) (1) (2) (3) (4)	1,108,000	11,080
		40,482

Multinational - 0.55%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $8,273,000) (2) (3) (4) (6)	55,905	21,625
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $37,312,000) (2) (3) (4) (6)	44,370	43,784
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000) (1) (2) (3)	609,873	4,470
International Hospital Corp. Holding NV, convertible preferred (acquired 2/12/07, cost: $2,035,000) (1) (2) (3)	277,633	2,035
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (2) (3) (4)	279,240	846
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (2) (3) (4)	3,810,369	11,539
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $589,000) (2) (3) (4)	600,000	706
		85,005

Miscellaneous - 1.17%
Equity securities in initial period of acquisition		179,250

Total equity securities (cost: $8,315,452,000)		14,680,598

Bonds and notes	Units or principal	Value
	amount (000)	(000)

Argentina - 0.19%
Republic of Argentina:
Index-Linked, Payment-in-Kind Bond, 7.898% December 31, 2033 (7)	ARS216,715	8,556
GDP-Linked Bond, 0% December 15, 2035 (5)	49,673	19,947
		28,503

Brazil - 0.17%
Banco BMG SA 8.75% July 1, 2010 (acquired 6/22/05, cost: $10,065,000) (2)	$10,080	10,408
LIGHT - Serviços de Eletricidade SA 10.472% convertible debentures June 30, 2015 (7)	BRL3,276	4,935
Nota do Tesouro Nacional 10% January 1, 2017	5 units	2,428
Unibanco-União de Bancos Brasileiros SA Index-Linked 8.70% Senior Notes due Februay 11, 2010	16,160	9,081
		26,852

Colombia - 0.01%
Republic of Colombia 11.75% March 1, 2010	COP3,100,000	1,666
		1,666

Dominican Republic - 0.00%
Dominican Republic Payment-in-Kind Bond, 9.50% September 27, 2011 (acquired 5/12/05, cost: $748,000) (2)	$703	752
		752

Egypt - 0.03%
Republic of Egypt:
9.10% October 18, 2010	EGP2,000	357
11.50% October 26, 2011	5,990	1,160
9.10% September 20, 2012	11,500	2,052
11.625% November 16, 2014	5,910	1,178
		4,747

Russia - 0.00%
Russian Federation 7.50% March 31, 2030 (7)	$276	304
		304

Turkey - 0.29%
Republic of Turkey:
14.00% January 19, 2011	TRY2,300	1,628
Index-Linked Bond, 10.354% February 15, 2012 (7)	2,060	1,673
16.00% March 7, 2012	53,800	40,775
		44,076

Venezuela - 0.01%
Republic of Venezuela:
8.50% October 8, 2014	$195	198
7.65% April 21, 2025	1,225	1,124
		1,322

Total bonds and notes (cost: $90,056,000)		108,222

Short-term securities	Units or principal	Value
	amount (000)	(000)

Corporate short-term notes - 3.03%
Astrazeneca PLC 5.26% due 7/2/07	121,800	121,764
CAFCO LLC 5.29% due 8/13/07	16,100	15,994
Eksportfinans ASA 5.29% due 7/2/07	25,500	25,492
Hershey Co. 5.25% due 7/2/07	40,000	39,988
Jupiter Securitization Corp. 5.28% due 7/18/07	30,700	30,619
Liberty Street Funding Co. 5.30% due 7/25-7/31/07	30,100	29,975
Mont Blanc Capital Corp. 5.30% due 7/24/07	29,300	29,197
Park Avenue Receivables Co. LLC 5.29% due 7/20/07	50,000	49,853
Sheffield Receivables Corp. 5.31% due 7/19/07	49,388	49,250
Three Pillars Funding 5.37% due 7/2/07	23,000	22,990
Variable Funding Capital Corp. 5.28% due 7/2/07	50,000	49,985
		465,107

Federal agency discount notes - 0.28%
Federal Home Loan Bank Discount Corp. 5.158% due 7/11/07	43,682	43,613
		43,613

Total short-term securities (cost: $508,720,000)		508,720

Total investment securities (cost: $8,914,228,000)		15,297,540
Net unrealized appreciation on foreign currency contract (8)		219
Excess of cash and receivables over payables		85,469

Net assets		$15,383,228

(1) Non-income-producing securities.
(2) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists.  As of June 30, 2007, the total value and cost of such securities were $354,886,000 and $302,645,000, respectively, and the value represented 2.31% of net assets.

(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities.  New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund ( see note 8 in Notes to Financial Statements).

(4) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.  Therefore, the cost and market value may not be indicative of the private equity fund's performance.

(5) Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
(6) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(7) Coupon rate may change periodically.
(8) As of June 30, 2007, the net unrealized foreign currency contract receivable consists of the following:

	Contract amount		U.S. valuation

				Unrealized
	Non-U.S.	U.S.	Amount	appreciation
	(000)	(000)	(000)	(000)
Sales:
South African Rand to U.S. Dollar expiring 11/13/2007	ZAR84,466	$11,997	$11,778	$219

Foreign currency contract ---net……………				$219

Abbreviations
Securities:
ADR - American Depositary Receipts
BDR - Brazilian Depositary Receipts
CDI - CREST Depository Interest
GDR - Global Depositary Receipts
GDS - Global Depositary Shares
SDR - Swedish Depositary Receipts

Non-U.S. currency:
ARS - Argentine Peso
BRL - Brazilian Real
COP - Colombian Peso
EGP - Egyptian Pound
INR - Indian Rupee
TRY - New Turkish Lira
ZAR - South African Rand

Financial statements

Statement of assets and liabilities	(dollars in thousands, except per-share data)
at June 30, 2007

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $8,662,377)	$14,999,254
Affiliated issuers (cost: $251,851)	298,286	$15,297,540

Cash		24,305
Cash denominated in non-U.S. currency (cost: $959)		930
Receivables for--
Sales of investments	107,192
Sales of fund's shares	12,825
Dividends and interest	37,649
Open forward currency contracts	219
Non-U.S. taxes	20,424	178,309
		15,501,084

Liabilities:
Payables for--
Purchases of investments		106,671
Investment advisory fee		7,733
Directors' compensation		1,164
Other fees and expenses		1,433
Non-U.S. taxes		855
		117,856

Net assets at June 30, 2007 --
Equivalent to $17.02* per share on 903,684,567* shares of $0.01 par value capital stock outstanding (authorized
capital stock -- 2,000,000,000* shares)		$15,383,228

Net assets consist of:
Capital paid in on shares of capital stock		$6,574,022
Undistributed net investment income		72,709
Accumulated net realized gain		2,350,839
Net unrealized appreciation		6,385,658

Net assets at June 30, 2007		$15,383,228

See Notes to Financial Statements
*The data reflects a 5-for-1 stock split effective at the close of business on January 12, 2007.

Statement of operations	(dollars in thousands)
for the year ended June 30, 2007

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $30,211; also includes $4,321 from affiliates)	$244,337
Interest (includes $470 from affiliates)	27,062	$271,399

Fees and expenses:
Investment advisory services	80,793
Custodian	7,998
Registration statement and prospectus	47
Auditing and legal	529
Reports to shareholders	25
Directors' compensation	840
Other	676

Total expenses before expense reduction	90,908
Custodian expense reduction	334	90,574
Net investment income		180,825

Realized gain and unrealized appreciation on investments:
Net realized gain before non-U.S. taxes (includes $29,316 net gain from affiliates)	3,174,925
Non-U.S. taxes	(2,147)

Net realized gain on investments		3,172,778

Net change in unrealized appreciation on investment securities and other assets and liabilities	2,138,231
Net change in unrealized appreciation on open forward currency contracts	(7,641)

Net change in unrealized appreciation	2,130,590
Non-U.S. taxes	(406)

Net change in unrealized appreciation on investments		2,130,184

Net realized gain and net change in unrealized appreciation on investments		5,302,962

Net increase in net assets resulting from operations		$5,483,787

Statement of changes in net assets	(dollars in thousands)

	Year ended	Year ended
	June 30,	June 30,
	2007	2006

Operations:
Net investment income	$180,825	$196,066
Net realized gain on investments	3,172,778	4,909,789
Net change in unrealized appreciation on investments	2,130,184	(957,870)

Net increase in net assets resulting from operations	5,483,787	4,147,985

Dividends and distributions paid to shareholders:
Dividends from net investment income	(283,975)	(318,186)
Distribution from net realized gain	(3,155,591)	(3,356,794)

Total distributions	(3,439,566)	(3,674,980)

Capital share transactions:
Proceeds from shares sold: 33,815,767* and 21,100,630* shares, respectively	520,168	336,621
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions:
244,994,225* and 260,710,395* shares, respectively	3,389,740	3,570,690
Cost of shares repurchased: 105,011,870* and 420,198,360* shares, respectively	(1,671,119)	(6,911,805)

Net increase (decrease) in net assets resulting from capital share transactions	2,238,789	(3,004,494)

Total increase (decrease) in net assets	4,283,010	(2,531,489)

Net assets:
Beginning of year	11,100,218	13,631,707

End of year (including undistributed net investment income: $72,709 and $59,170, respectively)	$15,383,228	$11,100,218

See Notes to Financial Statements
*The data reflects a 5-for-1 stock split effective at the close of business on January 12, 2007.

Notes to financial statements

1.  Organization and significant accounting policies

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end, interval investment company (open-end interval fund).  As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis.  The fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.  Bonds and notes are valued at prices obtained from an independent pricing service when such prices are available.  However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type.   Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value.  Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under policies approved by the fund’s board of directors.  Various factors may be reviewed in order to make a good faith determination of a security’s fair value.  These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; and changes in overall market conditions.  If significant events occur which affect the value of the portfolio securities, appropriate adjustments to closing market prices may be made to reflect these events.    Events of this type may include, but are not limited to, significant movements in the U.S. market or unanticipated market closures.  At June 30, 2007, 311 securities were fair valued with an aggregate value of $10,808,841,000.  Of these 311 securities, 280 securities were fair valued with an aggregate value of $10,394,068,000 due to significant movements in the U.S. market after the close of trading in the markets of these securities.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

Unfunded capital commitments - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.  Unfunded capital commitments are recorded when capital calls are requested.  As of June 30, 2007, unfunded capital commitments totaled $97,135,000.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates.  The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities’ values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract.  On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses.  The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk– The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; currency and price fluctuations; adverse political, social and economic developments; government in the private sector; limited and less reliable investor information; lack of liquidity; valuation challenges; certain local tax law considerations, and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes.  The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.  As of June 30, 2007, accrued non-U.S. taxes on unrealized gains were $855,000.

As of June 30, 2007, the receivable for non-U.S. taxes includes $17,889,000 related to India capital gains taxes that are currently in dispute.  The fund has received favorable rulings related to this dispute, which may be subject to further appeal.  Potential tax, interest and penalty amounts relating to this issue, if any, may be assessed in the future.  If this dispute is ultimately resolved unfavorably, it will not have a material adverse effect on the fund’s financial position or results of operations.

Currency gains and losses - Net realized currency gains on dividends, interest, withholding taxes reclaimable, forward contracts, and other receivables and payables, on a book basis, were $8,372,000 for the year ended June 30, 2007.

3.    Federal income taxation

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year.  The fund is not subject to income taxes to the extent such distributions are made.  Therefore, no federal income tax provision is required.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes.  These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation or depreciation of certain investments in non-U.S. securities; cost of investments sold; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. For the year ended June 30, 2007, the tax characters of distributions paid to shareholders were ordinary income and long-term realized gains in the amounts of $283,975,000 and $3,155,591,000, respectively. For the year ended June 30, 2006, the tax characters of the distributions paid to shareholders were ordinary income and long-term realized gains in the amounts of $318,186,000 and $3,356,794,000, respectively.

During the year ended June 30, 2007, the fund reclassified $116,689,000 from undistributed net realized gains to undistributed net investment income; and reclassified $106,837,000 from undistributed net realized gains to capital paid in on shares of capital stock to align the financial reporting with tax reporting.

As of June 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

Undistributed ordinary income	$551,264,000
Undistributed long-term capital gains	2,082,092,000
Gross unrealized appreciation on investment securities	6,364,621,000
Gross unrealized depreciation on investment securities	190,288,000
Net unrealized appreciation on investment securities	6,174,333,000
Cost of investment securities	9,123,653,000

During the year ended June 30, 2007, the fund realized, on a tax basis, a net capital gain of $2,646,072,000.

4.    Fees and transactions with related parties

Investment advisory services fee– The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly.  CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc.  These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Transfer agent fee– The fund has an agreement with American Funds Service CompanySM (AFS), the transfer agent for the fund.  AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc.  Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications, and transaction processing.  Transfer agent fees were $2,000 for the year ended June 30, 2007.  This amount was included in other fees and expenses.

Deferred directors’ compensation – Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation.  These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.  Directors’ compensation expense in the accompanying financial statements includes $515,000 in current fees (either paid in cash or deferred) and a net increase of $325,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

5.	Capital share transaction

On December 12, 2006, the board of directors of the fund approved a 5-for-1 stock split effective the close of business on January 12, 2007.  The stock split had no impact on the overall value of a shareholder’s investment in the fund or net assets.

6.	Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted.  These securities are identified in the investment portfolio.  As of June 30, 2007, the total value of restricted securities was $354,886,000, which represents 2.31% of the net assets of the fund.

7.	Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,540,343,000 and $7,673,167,000, respectively, during the year ended June 30, 2007.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank.  For the year ended June 30, 2007, the custodian fee of $7,998,000 was reduced by $334,000, rather than paid in cash.

8.	Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940.  In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the year ended June 30, 2007, is as follows:

					Dividend
					and interest
	Beginning	Purchases/	Sales/	Ending	income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
CIC Energy	2,263,000	345,700	-	2,608,700	$-	$41,180
CTCI	27,566,830	6,059,880	-	33,626,710	674	28,531
McLeod Russel India	-	5,566,169	-	5,566,169	-	8,439
Tele Norte Celular Participações	9,215,384,539	22,698,446,022	-	31,913,830,561	-	10,873
Transmeridian Exploration	927,400	4,881,100	-	5,808,500	-	10,223
Transmile Group	6,041,200	9,164,300	-	15,205,500	49	19,992

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund	10,092,270	447,577	-	10,539,847	223	17,719
Baring Vostok Private Equity Fund III	9,766,600	7,134,600	-	16,901,200	-	21,203
Baring Vostok Private Equity Fund IV	-	150,137	-	150,137	-	150
Capital International Global Emerging
Markets Private Equity Fund	55,388	525	8	55,905	27	21,625
Capital International Private Equity Fund IV	24,556	19,917	103	44,370	1,115	43,784
International Hospital	-	887,506	-	887,506	-	6,505
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	12,385
New GP Capital Partners	27,000	-	-	27,000	-	8,348
Pan Asia Special Opportunities Fund	240,000	360,000	-	600,000	11	706
South African Private Equity Fund III	28,791	-	1,197	27,594	470	35,543
Vietnam Resource Investments	-	1,108,000	-	1,108,000	-	11,080

Unaffiliated issuers*
Hidroneuquen†	68,586,557	-	68,586,557	-	-	-
IJM	29,884,114	9,709,900	-	39,594,014	1,380	-
Nortel Inversora	2,285,800	-	2,285,800	-	-	-
Seres Capital	10	-	10	-	5	-
Tong Yang Industry	22,244,243	-	12,954,000	9,290,243	837	-
Vietnam Enterprise Investments	12,888,071	3,785,211	11,228,441	5,444,841	-	-
					$4,791	$298,286

*Affiliated during the period but no longer affiliated at June 30, 2007.
†Beginning shares reflect stock split from prior period.

9.   New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  This standard defines the threshold for recognizing the benefits of tax positions in the financial statements and requires measurement of a tax position meeting certain criteria.  FIN 48 is effective as of the beginning of the first fiscal year after December 15, 2006, and as such, the fund will adopt FIN 48 effective July 1, 2007.  Management has evaluated the fund’s tax positions as of June 30, 2007, and does not anticipate a material impact to the fund as a result of the adoption of FIN 48.

Financial highlights

	Year ended June 30*†

	2007	2006	2005	2004	2003
Net asset value, beginning of year	$15.21	$15.70	$11.87	$9.48	$8.96

Income from investment operations:
Net investment income	.22	.26	.27	.19	.18
Net realized and unrealized gain on investments	6.56	5.05	3.77	2.45	.44

Total income from investment operations	6.78	5.31	4.04	2.64	.62

Less distributions:
Dividends from net investment income	(.41)	(.50)	(.21)	(.25)	(.10)
Distributions from net realized gains	(4.56)	(5.30)	-	-	-

Total distribution	(4.97)	(5.80)	(.21)	(.25)	(.10)

Net asset value, end of year	$17.02	$15.21	$15.70	$11.87	$9.48

Total return	52.08%	37.88%	34.34%	27.89%	7.14%

Ratios/supplemental data:
Net assets, end of year (in millions)	$15,383	$11,100	$13,632	$15,758	$16,154
Ratio of expenses to average net assets	0.70%	0.72%	.71%	.70%	.70%
Ratio of net income to average net assets	1.39%	1.57%	1.96%	1.64%	2.14%
'Portfolio turnover rate	52.19%	38.48%	29.00%	35.36%	33.70%

* Starting with the year ended June 30, 2004, the per-share data is based on average shares outstanding.
† The board of directors of the fund approved a 5-for-1 stock split effective the close of business on January 12, 2007. The stock split had no impact on the overall value of a shareholder's investment in the fund or net assets. The per share data for all periods presented has been adjusted to reflect the stock split.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the "Fund") at June 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities owned at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
August 24, 2007

Tax information
                                                                                            unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.
The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2007.

Long-term capital gains	$3,155,591,000
Foreign taxes	29,639,000
Foreign source income	291,402,000
Qualified dividend income	214,170,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                 unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2007 through June 30, 2007).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2007	Ending account value 6/30/2007	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,199.91	$3.82	.70%
Hypothetical 5% return before expenses	1,000.00	1,021.32	3.51	.70

* Expenses are equal to the fund’s annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Approval of renewal of investment advisory and service agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (CII) for an additional one-year term through June 20, 2008, following the recommendation of the fund’s Contracts Committee (the committee), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1.  Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by CII, including reports on the fund’s investment performance, portfolio composition, sales, redemptions and shareholder services, as well as other information relating to the nature, extent and quality of the services provided by CII to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment performance, advisory fee and expense comparisons, financial and profitability information regarding CII, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with CII representatives and in a private session with independent counsel at which no CII representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2.  Nature, extent and quality of services

CII, its personnel and its resources

The board and the committee considered the depth and quality of CII’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and its commitment to research and its investment process. The board and the committee noted the additions to the investment personnel and enhancements to the investment process that were made to improve the scope of investment research coverage.

Other services

The board and the committee considered CII’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the directors informed; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by CII to the fund under the agreement and other agreements, including legal and fund accounting functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund under the agreement.

3.  Investment performance

The board and the committee reviewed the investment performance of the fund as of December 31, 2006, and compared it to that of the MSCI Emerging Markets Index, as well as a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results on an absolute and relative basis, including any period of out performance or underperformance against the index and the selected funds. The board and the committee noted that the fund’s performance had exceeded the index on a one-year and three-year basis and long-term performance had generally outpaced the benchmark, although performance lagged on a five-year basis. The board and the committee also noted that CII had made considerable efforts to enhance its investment process and research coverage. The board and the committee concluded that the fund’s performance over the long-term and short-term has been satisfactory, and they remain confident in CII’s ability to achieve superior performance over time.

4.  Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the average fees and expenses of comparable investment companies managed by CII and other comparable third party funds, as well as emerging markets equity investment management fees charged to separate accounts advised by CII. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from a third-party regarding advisory fees charged to global emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than comparable retail mutual funds with emerging market mandates, and are reasonable when compared with the fees that institutional investors are typically charged.

5.  Adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding CII’s costs of providing services to the fund and its other institutional clients, and also reviewed the resulting level of profits to CII. The board and the committee considered CII’s commitment to investing in technology, infrastructure and staff to maintain and enhance the services provided by CII. The board and the committee considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has generally decreased as assets under management have grown. The board and the committee concluded that CII’s profitability from its relationship with the fund is reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6.  Ancillary benefits

The board and the committee considered a variety of other benefits received by CII and its affiliates as a result of CII’s relationship with the fund and other clients of CII, including fees paid to CII’s affiliated transfer agent, and possible ancillary benefits received by the fund in connection with the activities of CII or its affiliates, which are not directly related to the fund. The board and the committee also reviewed CII’s portfolio trading practices, noting that while CII receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it has not committed to direct any specific dollar amounts of brokerage to these broker-dealers in exchange for such research.

7.  Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

Board of directors and chairman emeritus

“Independent” directors

	Year first
	elected
Name, age and	a director
position with fund	of the fund[1]	Principal occupation(s) during past five years

Paul N. Eckley, 52	2005	Senior Vice President, Investments, State Farm Insurance Companies[4]

Nancy C. Everett, 52	2005
Chairman of the Board, Chief Executive Officer and former President and Chief Investment Officer, General Motors Investment Management Corporation; former Chief Investment Officer, Virginia Retirement System

Beverly L. Hamilton, 60	1991	Retired President, ARCO Investment
Vice Chairman of the Board		Management Company
(Independent and Non-Executive)

Raymond Kanner, 54	1997	Director, Global Equity Investments, IBM Retirement Funds

L. Erik Lundberg, 47	2005	Chief Investment Officer, University of Michigan

Helmut Mader, 65	1986	Former Director, Deutsche Bank AG

William B. Robinson, 69	1986	Director, Reckson Asset Management Australia
Chairman of the Board		Limited; Director, Unwired Australia Group Limited
(Independent and Non-Executive)		(Internet service provider); former Director,
		Deutsche Asset Management Australia Limited

Michael L. Ross, 38	2006	Chief Investment Officer and Partner, Makena
		Capital Management, LLC; former Chief Investment
		Officer, Stanford Management Company

Aje K. Saigal, 51	2000	Director, Investment Policy and Strategy, Government of Singapore Investment Corporation Pte. Limited

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Paul N. Eckley, 52	1	None

Nancy C. Everett, 52	1	General Motors Asset Management Absolute Return Strategies Fund, LLC

Beverly L. Hamilton, 60	1	Oppenheimer Funds (director for 38 portfolios
Vice Chairman of the Board		in the fund complex)
(Independent and Non-Executive)

Raymond Kanner, 54	1	None

L. Erik Lundberg, 47	1	None

Helmut Mader, 65	1	None

William B. Robinson, 69	1	None
Chairman of the Board
(Independent and Non-Executive)

Michael L. Ross, 38	1	None

Aje K. Saigal, 51	1	None

“Interested” directors5

	Year first
	elected a
Name, age and	director or officer	Principal occupation(s) during past five years and
position with fund	of the fund[1]	positions held with affiliated entities of the fund

Shaw B. Wagener, 48	1997	Chairman of the Board, Capital International, Inc.;
President and Chief		President and Director, Capital Group International,
Executive Officer		Inc.;[6] Senior Vice President, Capital Guardian Trust Company;[6] Director, The Capital Group Companies, Inc.[6]

Victor D. Kohn, 49	1996	President and Director, Capital International, Inc.;
Executive Vice President		Director, Capital Guardian Trust Company[6]

David I. Fisher, 67	1986
Vice Chairman of the Board, Capital International, Inc.; Chairman of the Board, Capital Group International, Inc.;[6] Director, Capital Group Research, Inc.;[6] Chairman of the Board, Capital Guardian Trust Company;[6] Vice Chairman of the Board, Capital International Limited;[6] Director, Capital International Research, Inc.;[6] Non-Executive Chair, The Capital Group Companies, Inc.[6]

“Interested” directors5

	Number of
	portfolios in
	fund complex[2]
Name, age and	overseen
position with fund	by director	Other directorships[3] held by director

Shaw B. Wagener, 48	1	None
President and Chief
Executive Officer

Victor D. Kohn, 49	1	None
Executive Vice President

David I. Fisher, 67	1	None

Chairman emeritus
Walter P. Stern, 78		Vice Chairman of the Board, Capital International, Inc.; Senior Partner, Capital Group International, Inc.[6]

Other officers

	Year first
	elected
Name, age and	an officer	Principal occupation(s) during past five years
position with fund	of the fund[1]	and positions held with affiliated entities of the fund

Michael A. Felix, 46	1993	Senior Vice President and Director, Capital
Vice President and		International, Inc.; Senior Vice President,
Treasurer		Treasurer and Director, Capital Guardian Trust Company[6]

Peter C. Kelly, 48	1996	Senior Vice President, Senior Counsel, Secretary
Vice President		and Director, Capital International, Inc.; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[6] Secretary, Capital Group International, Inc.[6]

Robert H. Neithart, 42	2000	Executive Vice President and Director, Capital
Vice President		International Research, Inc.;[6] Vice President and Director, Capital Strategy Research, Inc.;[6] Vice President and Director, Capital Guardian Trust Company[6]

Abbe G. Shapiro, 47	1997	Vice President, Capital International, Inc.; Vice
Vice President		President, Capital Guardian Trust Company[6]

M. Elaine Teo, 41	2006	Senior Vice President, Capital International, Inc.;
Vice President		Executive Vice President and Director,
		Capital International Research, Inc.[6]

Lisa B. Thompson, 41	2000	Senior Vice President, Capital International
Vice President		Research, Inc.[6]

Ricardo V. Torres, 37	2006	Executive Vice President and Director, Capital
Vice President		International Research, Inc.[6]

Nelson N. Lee, 36	2005	Vice President and Associate Counsel, Capital
Secretary		International, Inc.; Vice President and Associate Counsel, Capital Guardian Trust Company[6]

Laurie D. Neat, 36	2005	Senior Compliance Manager, Capital International,
Assistant Secretary		Inc.; Senior Compliance Manager, Capital Guardian Trust Company[6]

Bryan K. Nielsen, 34	2006	Assistant Vice President, Capital International, Inc.
Assistant Treasurer

Lee K. Yamauchi, 45	2000	Vice President, Capital International, Inc.; Vice
Assistant Treasurer		President, Capital Guardian Trust Company[6]

The statement of additional information (SAI) includes additional information about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Fund Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling 800/421-0180, ext. 96245.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-0180, ext. 96245. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.
[2]Capital International, Inc. serves as investment adviser for the fund, and does not act as investment adviser for other U.S. registered investment companies.

[3]This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

[4]For over five years until his resignation in June 2006, Paul N. Eckley served as senior vice president of State Farm Mutual Funds Trust and of State Farms Variable Products Trust, each of which have certain funds that are subadvised by Capital Guardian Trust Company, an affiliate of the fund’s investment adviser, Capital International, Inc.

[5]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.
[6]Company affiliated with Capital International, Inc.

Offices of the fund and of the
investment adviser

Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

The Capital Group Companies

Capital International     Capital Guardian      Capital Research and Management      Capital Bank and Trust      American Funds

Lit. No. MFGEAR-915-0807P(NLS)

Litho in USA  TAG/WS/6391-S10391

© 2007 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made by dialing 800/421-0180, ext. 96245 or by writing to the Secretary of the Registrant, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Paul N. Eckley, Raymond Kanner, L. Erik Lundberg, Helmut Mader, and Michael L. Ross, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)	Audit Fees:
2006                                $114,000
2007                                $125,000
b)	Audit- Related Fees:
2006                                none
2007                                none
c)	Tax Fees:
2006                                $88,000
2007                                $87,000
The tax fees for 2006 and 2007 consist of professional services relating to: preparing the fund’s federal and state income tax returns (2006: $11,000, 2007: $11,000); preparing the local tax return and routine tax compliance services in India and Venezuela (2006: $75,000, 2007: $72,000); and other tax services in India and Venezuela (2006: $2,000, 2007: $4,000).
d)	All Other Fees:
2006                                none
2007                                none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)  Not applicable
b)  Audit- Related Fees:
2006                                none
2007                                none
c)  Tax Fees:
2006                                $6,000
2007                                $7,000
d)  All Other Fees:
2006                                none
2007                                none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $94,000 for fiscal year 2007 and $94,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and Chief Executive Officer

Date: August 29, 2007

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: August 29, 2007